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                                                                    EXHIBIT 10.7

               AMENDMENT NO. 2 TO INTERCOMPANY OPERATING AGREEMENT

     The parties to this Amendment No. 2 to Intercompany Operating Agreement, dated as of February 21, 1997, are UNIFI COMMUNICATIONS, INC. (formerly Fax International, Inc.), a Delaware corporation ("FI"), and SINGAPORE TELECOMMUNICATIONS LIMITED, a Singapore corporation ("ST").

                                Recitals of Fact
                                ----------------

     1. FI and ST are parties to that certain Intercompany Operating Agreement dated as of April 10, 1995, as amended and in effect from time to time (the "IOA").

     2. In connection with the amendment of certain other agreements between the parties, which amendments are dated as of the date hereof, the parties desire to amend the IOA in a manner consistent with such other amendments.

     The parties accordingly agree as follows:

1.   Deletion of Section 8.2(c)
     --------------------------

     The parties amend the 10A by deleting Section 8.2(c) therefrom.

2.   No Other Changes.
     ----------------

     Except as specifically amended herein, the 10A shall remain in full force and effect as originally written.



IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Intercompany Operating Agreement as of the date first above written.


SINGAPORE TELECOMMUNICATIONS                   UNIFI COMMUNICATIONS, INC.
LIMITED


By:  /s/ Mr. Chua-Loh Yim Kew                  By:  /s/ Paula Litscher
     ------------------------                       ------------------

Title:Director                                 Title:  VP Finance
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